UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-23409

American Funds Multi-Sector Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Brian C. Janssen

American Funds Multi-Sector Income Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Multi-Sector Income FundSM Annual report for the period ended December 31, 2019

Pursuing
consistent and
diversified income

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

American Funds Multi-Sector Income Fund seeks to provide a high level of current income. Its secondary investment objective is capital appreciation.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 3 for Class A share results with relevant sales charges deducted. For other share class results visit capitalgroup.com and americanfundsretirement.com

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. The investment adviser is currently reimbursing a portion of the other expenses. This reimbursement will be in effect through at least March 22, 2020. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. Visit capitalgroup.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2020, reflecting the 3.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 4.15% (4.15% without the reimbursement).

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investments in mortgage-related securities involve additional risks, such as prepayment risk, as more fully described in the prospectus. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

4	Investment portfolio

15	Financial statements

34	Board of trustees and other officers

Fellow investors:

From its inception on March 22, 2019, through December 31, 2019, American Funds Multi-Sector Income Fund generated a total return of 7.76%.

The return assumes reinvestment of monthly dividends of roughly 35 cents a share, paid from April through December. Shareholders who reinvested dividends received an income return of 3.51% for the period. Those who elected to take their dividends in cash received an income return of 3.46%.

By way of comparison, the unmanaged Bloomberg Barclays U.S. Aggregate Index recorded a return of 5.96% over the same period. This index measures broad returns across U.S. dollar-denominated investment-grade bonds.

The American Funds Multi-Sector Income Fund provides diversification across income sectors including high-yield corporates, investment-grade corporates, emerging market debt, and securitized debt. The fund also has opportunistic investments in U.S. Treasuries, municipal bonds, and other debt instruments.

The Multi-Sector Income Fund Custom Index provides a secondary benchmark for investors to compare fund results to account for exposure to the sectors listed above. The custom index gained 7.71% from the fund’s inception date through December 31, 2019. The fund’s peer group, as measured by the Morningstar Multisector Bond Category, was up 5.48% over the same period. As of the fiscal year-end, the fund’s corporate holdings, representing 62.9% of the portfolio (39.7% high-yield corporates, and 23.2% investment-grade corporates) were invested across a variety of industries. The fund’s emerging market holdings represented 16.1% of the portfolio, while the fund’s exposure to securitized credit was 13.1%. Roughly 5.8% of the portfolio was invested in U.S. government securities.

Overall, the fund was weighted 48.5% to high yield and 46.4% to investment grade.

Market overview

Markets have been volatile since the fund’s inception, but monetary easing policies worldwide as well as progress on trade negotiations, fueled risk assets toward the end of the year.

The U.S. Federal Reserve cut interest rates in July, September and October amid a murky economic outlook, bringing the benchmark to a range of 1.5%-1.75%. During that time, U.S.-China trade tensions and softening economic data heightened concerns about the forecast for global growth.

Economic data in the U.S. remained resilient throughout the year, with modest growth in gross domestic product, low levels of unemployment, and solid consumer spending.

American Funds Multi-Sector Income Fund	1

Corporate bonds produced strong results across the ratings spectrum in 2019. Investment-grade corporate bonds in the U.S. returned 14.5% last year, while high-yield corporate bonds notched returns of 14.3%.

Meanwhile, the yield on the benchmark 10-year Treasury note settled at 1.92% at the end of 2019, versus its level of 2.44% on the fund’s inception date of March 22, 2019.

Looking ahead

We expect more volatility in 2020. Global economic growth is modest and fragile. Central bank policy remains uncertain, and the geopolitical environment is unstable. Credit valuations, especially for high yield and investment-grade corporate debt, remain frothy, and could retreat if concerns about the global economy gain renewed traction.

Considering this backdrop, we feel it is prudent to limit the fund’s exposure to corporate credit, and maintain a healthier exposure to securitized and emerging market credit, where valuations are more attractive.

We continually monitor economic trends, credit fundamentals and valuations, and will adjust the fund’s positioning as the landscape changes. We have relied on our deep, fundamental research capabilities and experience through many different credit cycles to help us find the right balance between risk and reward.

Thank you for making American Funds Multi-Sector Income Fund part of your portfolio. We appreciate your support and look forward to reporting to you again in six months.

Sincerely,

Damien J. McCann
President

February 20, 2020

For current information about the fund, visit capitalgroup.com.

American Funds Multi-Sector Income Fund	2

The value of a $10,000 investment

How a hypothetical $10,000 investment has fared for the period March 22, 2019, commencement of operations, to December 31, 2019, with all distributions reinvested.

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625. Investing for short periods makes losses more likely.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are invested in additional shares.
[2]	The American Funds Multi-Sector Income Fund Custom Index is composed of 45% Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index, 30% Bloomberg Barclays US Corporate Investment Grade Index, 15% JP Morgan EMBI Global Diversified, 8% Bloomberg Barclays US CMBS ex AAA Index, and 2% Bloomberg Barclays ABS ex AAA Index. The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Index is rebalanced monthly.
[3]	Source: Bloomberg Index Services Ltd. Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[4]	For the period March 22, 2019, commencement of operations, through December 31, 2019.

Total return based on a $1,000 investment (for the period ended December 31, 2019)*

Lifetime
(since 3/22/2019)

Class A shares	3.71%

*	Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The fund’s gross expense ratio for Class A shares is 1.05%, and the net expense ratio is 0.89% as of the prospectus dated March 22, 2019.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Investment results shown reflect the reimbursement, without which the results would have been lower. Refer to the fund’s most recent prospectus for details.

Although the fund has plans of distribution for Class A shares, fees for distribution services are not paid by the fund on amounts invested in the fund by the fund’s investment adviser. Because fees for distribution services were not charged on these assets, total returns were higher. See the “Plans of distribution” section of the prospectus for information on the distribution service fees permitted to be charged by the fund.

American Funds Multi-Sector Income Fund	3

Investment portfolio December 31, 2019

Portfolio by type of security	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	5.82%
AAA/Aaa	2.13
AA/Aa	5.70
A/A	14.63
BBB/Baa	18.18
Below investment grade	47.74
Unrated	4.16
Short-term securities & other assets less liabilities	1.64

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the “unrated” category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 98.26%	Principal amount (000)	Value (000)
Corporate bonds & notes 62.93%
Health care 8.20%
Abbott Laboratories 3.75% 2026	$30	$33
AbbVie Inc. 2.95% 2026[1]	31	32
AbbVie Inc. 3.20% 2029[1]	62	63
AbbVie Inc. 4.45% 2046	50	54
AbbVie Inc. 4.25% 2049[1]	55	58
AstraZeneca PLC 3.375% 2025	65	69
Bausch Health Cos. Inc. 5.00% 2028[1]	145	149
Bausch Health Cos. Inc. 5.25% 2030[1]	140	146
Bristol-Myers Squibb Co. 2.90% 2024[1]	100	103
Bristol-Myers Squibb Co. 3.40% 2029[1]	115	123
Centene Corp. 5.375% 2026[1]	45	48
Centene Corp. 4.25% 2027[1]	355	366
Centene Corp. 4.625% 2029[1]	220	232
Charles River Laboratories International, Inc. 5.50% 2026[1]	45	48
Charles River Laboratories International, Inc. 4.25% 2028[1]	8	8
Cigna Corp. 4.90% 2048	20	24
Eagle Holding Co. II, LLC 7.625% 2022[1,2]	25	25
Eagle Holding Co. II, LLC 7.75% 2022[1,2]	80	81
Encompass Health Corp. 4.50% 2028	17	18
Encompass Health Corp. 4.75% 2030	30	31
GlaxoSmithKline PLC 3.125% 2021	100	102
HCA Inc. 5.875% 2023	75	83
HCA Inc. 5.375% 2026	75	84
HCA Inc. 5.25% 2049	25	28
IMS Health Holdings, Inc. 5.00% 2026[1]	200	211

American Funds Multi-Sector Income Fund	4

	Principal amount (000)	Value (000)
Jaguar Holding Co. 6.375% 2023[1]	$60	$62
Kinetic Concepts, Inc. 12.50% 2021[1]	160	165
Merck & Co., Inc. 3.40% 2029	30	33
Molina Healthcare, Inc. 5.375% 2022	100	106
NVA Holdings Inc. 6.875% 2026[1]	75	81
Par Pharmaceutical Cos. Inc. 7.50% 2027[1]	30	30
PAREXEL International Corp. 6.375% 2025[1]	100	100
Pfizer Inc. 4.00% 2049	10	12
Prestige Brands International Inc. 6.375% 2024[1]	25	26
Select Medical Holdings Corp. 6.25% 2026[1]	36	39
Surgery Center Holdings 10.00% 2027[1]	45	50
Takeda Pharmaceutical Co., Ltd. 5.00% 2028	120	140
Tenet Healthcare Corp. 4.625% 2024	50	51
Tenet Healthcare Corp. 4.875% 2026[1]	60	63
Teva Pharmaceutical Finance Co. BV 3.15% 2026	625	522
Teva Pharmaceutical Finance Co. BV 6.75% 2028	200	203
UnitedHealth Group Inc. 2.375% 2024	15	15
UnitedHealth Group Inc. 2.875% 2029	15	15
UnitedHealth Group Inc. 4.45% 2048	35	42
Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	50	52
Valeant Pharmaceuticals International, Inc. 9.00% 2025[1]	100	114
Valeant Pharmaceuticals International, Inc. 8.50% 2027[1]	75	86
Vizient Inc. 6.25% 2027[1]	5	5
		4,231

Energy7.33%
Apache Corp. 4.25% 2030	30	31
Apache Corp. 5.35% 2049	125	131
Ascent Resources - Utica LLC 7.00% 2026[1]	50	40
BP Capital Markets PLC 4.234% 2028	55	62
California Resources Corp., Term Loan B, (3-month USD-LIBOR + 4.75%) 6.555% 2022[3,4]	35	31
Canadian Natural Resources Ltd. 4.95% 2047	65	79
Carrizo Oil & Gas Inc. 6.25% 2023	90	92
Cenovus Energy Inc. 4.25% 2027	80	85
Cenovus Energy Inc. 5.25% 2037	20	22
Cenovus Energy Inc. 5.40% 2047	25	29
Centennial Resource Production, LLC 6.875% 2027[1]	30	31
Cheniere Energy Partners, LP 4.50% 2029[1]	77	79
Cheniere Energy, Inc. 7.00% 2024	100	115
Cheniere Energy, Inc. 3.70% 2029[1]	60	61
Chesapeake Energy Corp. 11.50% 2025[1]	21	20
Concho Resources Inc. 4.30% 2028	40	44
Denbury Resources Inc. 9.00% 2021[1]	60	58
Diamond Offshore Drilling, Inc. 7.875% 2025	30	26
Enbridge Energy Partners, LP 7.375% 2045	35	52
Energy Transfer Partners, LP 6.125% 2045	20	23
Energy Transfer Partners, LP 5.30% 2047	35	37
Energy Transfer Partners, LP 6.00% 2048	80	93
Energy Transfer Partners, LP 6.25% 2049	60	72
Equinor ASA 3.625% 2028	15	17
Equinor ASA 3.25% 2049	23	23
Matador Resources Co. 5.875% 2026	25	25
Murphy Oil Corp. 5.875% 2027	15	16
MV24 Capital BV 6.748% 2034[1]	200	212
Nabors Industries Inc. 5.75% 2025	30	27
NGL Energy Partners LP 7.50% 2023	25	25
Noble Energy, Inc. 3.25% 2029	150	151
NuStar Logistics, LP 6.00% 2026	40	42
Oasis Petroleum Inc. 6.875% 2022	100	97
Oasis Petroleum Inc. 6.25% 2026[1]	170	142
Occidental Petroleum Corp. 3.20% 2026	25	25
Occidental Petroleum Corp. 3.50% 2029	108	110
Occidental Petroleum Corp. 4.40% 2049	20	21
Petrobras Global Finance Co. 5.093% 2030[1]	75	81
Petróleos Mexicanos 5.625% 2046	27	24
Petróleos Mexicanos 7.69% 2050[1]	46	50
QEP Resources, Inc. 5.25% 2023	20	20
QEP Resources, Inc. 5.625% 2026	35	34

American Funds Multi-Sector Income Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Energy (continued)
Range Resources Corp. 5.00% 2023	$25	$23
Range Resources Corp. 4.875% 2025	150	129
Sanchez Energy Corp. 7.25% 2023[1,5]	30	20
Sanchez Energy Corp., Term Loan, (3-month USD-LIBOR + 8.00%) 10.176% 2020[3,4,6,7]	3	3
Shell International Finance BV 2.00% 2024	90	90
SM Energy Co. 5.625% 2025	30	29
SM Energy Co. 6.625% 2027	175	172
Southwestern Energy Co. 7.50% 2026	50	46
Sunoco LP 4.875% 2023	45	46
Sunoco LP 6.00% 2027	40	43
Targa Resources Partners LP 6.50% 2027[1]	15	17
Targa Resources Partners LP 6.875% 2029[1]	15	17
Targa Resources Partners LP 5.50% 2030[1]	145	149
Teekay Corp. 9.25% 2022[1]	80	84
Total Capital International 2.434% 2025	50	51
Total Capital International 3.455% 2029	45	49
Transocean Guardian Ltd. 5.875% 2024[1]	36	37
Transocean Inc. 8.375% 2021[8]	45	46
Transocean Inc. 6.125% 2025[1]	36	37
Transocean Poseidon Ltd. 6.875% 2027[1]	40	43
Valaris PLC 7.75% 2026	30	17
Whiting Petroleum Corp. 6.25% 2023	50	42
Whiting Petroleum Corp. 6.625% 2026	205	140
		3,785

Materials 7.21%
AK Steel Holding Corp. 7.625% 2021	35	35
AK Steel Holding Corp. 7.50% 2023	50	52
Ardagh Group SA 6.50% 2027[1,2]	200	207
Axalta Coating Systems LLC 4.875% 2024[1]	150	156
Braskem Idesa Sapi 7.45% 2029[1]	200	213
Braskem SA 4.50% 2030[1]	200	199
BWAY Parent Co., Inc. 5.50% 2024[1]	75	77
BWAY Parent Co., Inc. 7.25% 2025[1]	100	99
Cascades Inc. 5.125% 2026[1]	25	26
Cleveland-Cliffs Inc. 4.875% 2024[1]	55	56
Cleveland-Cliffs Inc. 5.875% 2027[1]	40	38
CVR Partners, LP 9.25% 2023[1]	100	105
Cydsa SAB de CV 6.25% 2027	200	206
Dow Chemical Co. 4.80% 2049	62	72
First Quantum Minerals Ltd. 7.50% 2025[1]	520	533
Freeport-McMoRan Inc. 3.55% 2022	85	86
Freeport-McMoRan Inc. 3.875% 2023	55	56
FXI Holdings, Inc. 7.875% 2024[1]	275	265
Greif, Inc. 6.50% 2027[1]	25	27
Hexion Inc. 7.875% 2027[1]	120	125
LSB Industries, Inc. 9.625% 2023[1]	145	149
Mineral Resources Ltd. 8.125% 2027[1]	25	28
OCI NV 5.25% 2024[1]	200	209
Owens-Illinois, Inc. 5.875% 2023[1]	120	128
Platform Specialty Products Corp. 5.875% 2025[1]	40	42
Scotts Miracle-Gro Co. 4.50% 2029[1]	50	51
Sealed Air Corp. 5.25% 2023[1]	25	27
Sealed Air Corp. 4.00% 2027[1]	38	39
Silgan Holdings Inc. 4.125% 2028[1]	49	49
Summit Materials, Inc. 6.125% 2023	20	20
Summit Materials, Inc. 6.50% 2027[1]	25	27
TPC Group Inc. 10.50% 2024[1]	76	77
Tronox Ltd. 5.75% 2025[1]	30	31
Tronox Ltd. 6.50% 2026[1]	120	124
Univar Solutions USA Inc. 5.125% 2027[1]	15	16
Venator Materials Corp. 5.75% 2025[1]	80	74
		3,724

American Funds Multi-Sector Income Fund	6

	Principal amount (000)	Value (000)
Communication services 6.38%
AT&T Inc. (3-month USD-LIBOR + 0.65%) 2.651% 2020[4]	$120	$120
CBS Corp. 7.25% 2024[1]	25	26
CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 2028[1]	200	210
CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 2030[1]	120	123
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2049	133	145
Cinemark USA, Inc. 4.875% 2023	50	51
Clear Channel Worldwide Holdings, Inc. 9.25% 2024[1]	85	94
Comcast Corp. 2.65% 2030	110	110
Comcast Corp. 4.00% 2048	35	39
Cumulus Media New Holdings Inc. 6.75% 2026[1]	35	38
Diamond Sports Group LLC 5.375% 2026[1]	38	38
Diamond Sports Group LLC 6.625% 2027[1]	45	44
Entercom Media Corp. 6.50% 2027[1]	5	5
Frontier Communications Corp. 10.50% 2022	130	64
Frontier Communications Corp. 8.50% 2026[1]	50	51
Frontier Communications Corp. 8.00% 2027[1]	60	63
Gray Television, Inc. 7.00% 2027[1]	40	44
iHeartCommunications, Inc. 5.25% 2027[1]	32	34
Inmarsat PLC 4.875% 2022[1]	125	127
Intelsat Jackson Holding Co. 5.50% 2023	110	95
Intelsat Jackson Holding Co. 8.50% 2024[1]	45	41
Intelsat Jackson Holding Co., Term Loan, 6.625% 2024[3]	35	35
Live Nation Entertainment, Inc. 4.875% 2024[1]	50	52
Live Nation Entertainment, Inc. 5.625% 2026[1]	35	37
Live Nation Entertainment, Inc. 4.75% 2027[1]	26	27
MDC Partners Inc. 6.50% 2024[1]	235	213
Meredith Corp. 6.875% 2026	65	68
Netflix, Inc. 4.875% 2030[1]	332	338
Nexstar Escrow Corp. 5.625% 2027[1]	10	11
OUTFRONT Media Cap LLC 5.00% 2027[1]	25	26
Sirius XM Radio Inc. 4.625% 2023[1]	75	76
Sirius XM Radio Inc. 4.625% 2024[1]	10	10
Sprint Corp. 7.25% 2021	110	117
Sprint Corp. 6.875% 2028	340	367
Sprint Corp. 8.75% 2032	20	24
T-Mobile US, Inc. 4.00% 2022	50	51
T-Mobile US, Inc. 6.375% 2025	25	26
Univision Communications Inc. 5.125% 2023[1]	50	50
Univision Communications Inc. 5.125% 2025[1]	50	50
Vodafone Group PLC 4.25% 2050	25	26
Warner Music Group 5.00% 2023[1]	75	77
Warner Music Group 5.50% 2026[1]	50	53
		3,296

Industrials 6.29%
Allison Transmission Holdings, Inc. 5.00% 2024[1]	50	51
ARAMARK Corp. 5.125% 2024	90	93
Ashtead Group PLC 4.125% 2025[1]	200	206
Associated Materials, LLC 9.00% 2024[1]	158	139
Beacon Roofing Supply, Inc. 4.875% 2025[1]	110	111
Boeing Co. 3.10% 2026	84	87
Boeing Co. 3.20% 2029	30	31
Boeing Co. 2.95% 2030	5	5
Boeing Co. 3.60% 2034	30	32
Boeing Co. 3.90% 2049	80	87
CSX Corp. 4.50% 2049	25	29
Dun & Bradstreet Corp. 6.875% 2026[1]	30	33
Dun & Bradstreet Corp. 10.25% 2027[1]	200	230
FXI Holdings, Inc. 12.25% 2026[1]	100	104
General Dynamics Corp. 3.00% 2021	100	102
Harsco Corp. 5.75% 2027[1]	40	43
Honeywell International Inc. 2.30% 2024	75	76
Honeywell International Inc. 2.70% 2029	35	36
JELD-WEN Holding, Inc. 4.875% 2027[1]	70	72
LABL Escrow Issuer, LLC 6.75% 2026[1]	50	53
LABL Escrow Issuer, LLC 10.50% 2027[1]	45	46
LSC Communications, Inc. 8.75% 2023[1]	50	27
Mexico City Airport Trust 5.50% 2047	200	207

American Funds Multi-Sector Income Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Industrials (continued)
Moog Inc. 4.25% 2027[1]	$43	$44
Norfolk Southern Corp. 3.00% 2022	44	45
Northrop Grumman Corp. 2.55% 2022	60	61
Pisces Parent LLC, Term Loan B, (3-month USD-LIBOR + 3.75%) 5.486% 2025[3,4]	148	148
PrimeSource Building Products Inc. 9.00% 2023[1]	225	224
Republic Services, Inc. 2.50% 2024	100	101
Rexnord Corp. 4.875% 2025[1]	100	103
Sensata Technologies Holding BV 4.875% 2023[1]	25	27
Uber Technologies, Inc. 8.00% 2026[1]	150	157
Union Pacific Corp. 4.30% 2049	75	87
United Rentals, Inc. 4.625% 2025	65	67
Virgin Australia Holdings Ltd. 7.875% 2021[1]	100	103
Wesco Aircraft Holdings, Inc. 8.50% 2024[1]	125	130
Wesco Aircraft Holdings, Inc. 9.00% 2026[1]	25	26
Westinghouse Air Brake Technologies Corp. 4.40% 2024[8]	22	23
		3,246

Financials 6.08%
AG Merger Sub II, Inc. 10.75% 2027[1]	133	133
Alliant Holdings Intermediate, LLC 6.75% 2027[1]	63	68
Allstate Corp. 3.85% 2049	20	22
Ally Financial Inc. 8.00% 2031	25	34
AON Corp. 2.20% 2022	48	48
AssuredPartners, Inc. 8.00% 2027[1]	80	83
Bank of America Corp. 3.458% 2025 (3-month USD-LIBOR + 0.97% on 3/15/2024)[8]	28	29
Bank of America Corp. 2.88% 2030 (3-month USD-LIBOR + 1.19% on 10/22/2029)[8]	24	24
Bank of Montreal 2.50% 2024	110	111
CCCI Treasure Ltd., 3.50% (UST Yield Curve Rate T Note Constant Maturity 5-year + 7.192% on 4/21/2020)[8]	200	201
CIT Group Inc. 4.125% 2021	50	51
Citigroup Inc. 2.312% 2022 (USD-SOFR + 0.867% on 11/4/2021)[8]	90	90
Citigroup Inc. 2.976% 2030 (USD-SOFR + 1.422% on 11/5/2029)[8]	10	10
Compass Diversified Holdings 8.00% 2026[1]	75	81
Danske Bank AS 3.875% 2023[1]	300	312
Fairstone Financial Inc. 7.875% 2024[1]	42	45
FS Energy and Power Fund 7.50% 2023[1]	230	236
Goldman Sachs Group, Inc. 5.375% 2020	100	101
Hartford Financial Services Group, Inc. 2.80% 2029	60	61
HSBC Holdings PLC 3.973% 2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)[8]	200	216
HUB International Ltd. 7.00% 2026[1]	180	191
JPMorgan Chase & Co. 2.739% 2030 (USD-SOFR + 1.51% on 10/15/2029)[8]	50	50
LPL Financial Holdings Inc. 4.625% 2027[1]	65	67
Metropolitan Life Global Funding I 2.40% 2021[1]	150	151
MSCI Inc. 5.375% 2027[1]	50	54
MSCI Inc. 4.00% 2029[1]	45	46
Travelers Cos., Inc. 4.10% 2049	20	23
Wells Fargo & Co. 2.15% 2020	600	600
		3,138

Information technology 5.55%
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.446% 2025[3,4]	80	78
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.945% 2025[3,4]	25	26
Banff Merger Sub Inc. 9.75% 2026[1]	75	76
Broadcom Inc. 4.75% 2029[1]	230	252
Broadcom Ltd. 3.875% 2027	110	114
Diebold Nixdorf AG, Term Loan A1, (3-month USD-LIBOR + 9.25%) 11.062% 2022[3,4]	60	64
Diebold, Inc. 8.50% 2024	175	169
Diebold, Inc., Term Loan A, (3-month USD-LIBOR + 4.75%) 6.50% 2022[3,4,6]	148	144
Financial & Risk US Holdings, Inc. 6.25% 2026[1]	105	115
Financial & Risk US Holdings, Inc. 8.25% 2026[1]	115	130
Fiserv, Inc. 3.50% 2029	220	231
Genesys Telecommunications Laboratories, Inc. 10.00% 2024[1]	85	92
GoDaddy Operating Co. 5.25% 2027[1]	15	16
Infor (US), Inc. 6.50% 2022	115	117
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 10.159% 2024[3,4]	175	180
Microsoft Corp. 2.40% 2022	200	203

American Funds Multi-Sector Income Fund	8

	Principal amount (000)	Value (000)
MoneyGram International Inc., Term Loan B, (3-month USD-LIBOR + 6.00%) 7.799% 2023[3,4,6]	$149	$135
PayPal Holdings, Inc. 2.40% 2024	100	101
PayPal Holdings, Inc. 2.65% 2026	59	60
PayPal Holdings, Inc. 2.85% 2029	115	116
Solera Holdings, Inc. 10.50% 2024[1]	50	53
Tempo Acquisition LLC 6.75% 2025[1]	85	88
Unisys Corp. 10.75% 2022[1]	55	59
VeriSign, Inc. 4.75% 2027	35	37
Veritas Holdings Ltd. 10.50% 2024[1]	200	186
Veritas US Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.299% 2023[3,4]	25	24
		2,866

Consumer discretionary 5.11%
Allied Universal Holdco LLC 6.625% 2026[1]	30	32
Allied Universal Holdco LLC 9.75% 2027[1]	70	75
Bayerische Motoren Werke AG 2.95% 2022[1]	200	204
Boyd Gaming Corp. 4.75% 2027[1]	50	52
Cedar Fair, LP 5.25% 2029[1]	10	11
Churchill Downs Inc. 4.75% 2028[1]	85	88
Extended Stay America Inc. 4.625% 2027[1]	53	54
Fertitta Entertainment, Inc. 8.75% 2025[1]	100	107
General Motors Co. 5.95% 2049	35	39
Hanesbrands Inc. 4.875% 2026[1]	125	133
Hilton Worldwide Holdings Inc. 4.875% 2030	20	21
Home Depot, Inc. 2.95% 2029	55	57
Levi Strauss & Co. 5.00% 2025	25	26
Lowe’s Cos., Inc. 4.05% 2047	2	2
Lowe’s Cos., Inc. 4.55% 2049	8	9
Merlin Entertainment 5.75% 2026[1]	200	220
MGM Resorts International 7.75% 2022	25	28
MGM Resorts International 6.00% 2023	85	93
MGM Resorts International 5.50% 2027	85	95
Neiman Marcus Group Ltd. LLC 8.00% 2024[1]	90	29
Neiman Marcus Group Ltd. LLC 14.00% 2024 (42.86% PIK)[1,2]	66	35
Neiman Marcus Group Ltd. LLC, Term Loan B, (3-month USD-LIBOR + 6.00%) 8.27% 2023 (12.09% PIK)[2,3,4]	55	45
Panther BF Aggregator 2, LP 6.25% 2026[1]	40	43
Panther BF Aggregator 2, LP 8.50% 2027[1]	80	85
Party City Holdings Inc. 6.125% 2023[1]	50	44
PetSmart, Inc. 7.125% 2023[1]	150	147
PetSmart, Inc. 5.875% 2025[1]	75	77
PetSmart, Inc. 8.875% 2025[1]	150	148
Scientific Games Corp. 8.25% 2026[1]	50	55
Scientific Games Corp. 7.00% 2028[1]	10	11
Scientific Games Corp. 7.25% 2029[1]	15	16
Six Flags Entertainment Corp. 4.875% 2024[1]	150	156
Staples, Inc. 7.50% 2026[1]	75	78
Toyota Motor Credit Corp. 1.90% 2021	64	64
William Carter Co. 5.625% 2027[1]	40	43
Wyndham Worldwide Corp. 5.375% 2026[1]	50	53
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[1]	75	79
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.25% 2027[1]	45	48
Wynn Resorts Ltd. 5.125% 2029[1]	32	34
		2,636

Utilities 4.76%
AEP Transmission Co. LLC 3.80% 2049	20	21
AES Corp. 4.875% 2023	17	17
AES Corp. 6.00% 2026	130	139
American Electric Power Co., Inc. 3.65% 2021	140	144
Calpine Corp. 5.375% 2023	25	25
Calpine Corp. 5.875% 2024[1]	75	77
Calpine Corp. 5.125% 2028[1]	50	51
CenterPoint Energy, Inc. 3.85% 2024	65	69
Connecticut Light and Power Co. 3.20% 2027	25	26
Consumers Energy Co. 3.10% 2050	30	30
DTE Energy Co. 3.95% 2049	20	23

American Funds Multi-Sector Income Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Utilities (continued)
Duke Energy Florida, LLC 2.50% 2029	$80	$80
Duke Energy Progress, LLC 3.60% 2047	5	5
Edison International 3.125% 2022	150	152
Edison International 3.55% 2024	75	77
Edison International 5.75% 2027	16	18
Edison International 4.125% 2028	14	14
Entergy Corp. 2.95% 2026	65	66
FirstEnergy Corp. 3.90% 2027	55	59
Jersey Central Power & Light Co. 4.30% 2026[1]	50	54
MidAmerican Energy Holdings Co. 3.65% 2029	70	77
NGL Energy Partners LP 7.50% 2026[1]	150	146
NRG Energy, Inc. 7.25% 2026	35	38
Pacific Gas and Electric Co. 2.45% 2022[5]	60	60
Pacific Gas and Electric Co. 4.65% 2028[1,5]	125	129
Pacific Gas and Electric Co. 3.95% 2047[5]	125	124
Public Service Electric and Gas Co. 3.20% 2029	30	32
San Diego Gas & Electric Co. 3.75% 2047	54	56
SCANA Corp. 6.25% 2020	30	30
Southern California Edison Co. 4.125% 2048	198	211
State Grid Overseas Investment Ltd. 3.50% 2027[1]	200	210
Talen Energy Corp. 10.50% 2026[1]	30	29
Talen Energy Corp. 7.25% 2027[1]	50	53
Virginia Electric and Power Co. 3.30% 2049	25	25
Xcel Energy Inc. 2.60% 2029	50	50
Xcel Energy Inc. 3.50% 2049	40	41
		2,458

Consumer staples 4.04%
Altria Group, Inc. 5.95% 2049	72	87
Anheuser-Busch Co./InBev Worldwide 4.90% 2046	90	107
B&G Foods, Inc. 5.25% 2025	125	129
B&G Foods, Inc. 5.25% 2027	60	61
British American Tobacco PLC 3.215% 2026	40	40
British American Tobacco PLC 3.557% 2027	20	20
British American Tobacco PLC 4.39% 2037	15	15
British American Tobacco PLC 4.54% 2047	225	226
Conagra Brands, Inc. 3.80% 2021	100	103
Conagra Brands, Inc. 5.40% 2048	105	128
Cott Beverages Inc. 5.50% 2025[1]	50	52
Darling Ingredients Inc. 5.25% 2027[1]	125	133
Energizer Holdings, Inc. 7.75% 2027[1]	100	112
Energizer SpinCo, Inc. 5.50% 2025[1]	25	26
First Quality Enterprises, Inc. 5.00% 2025[1]	120	125
Keurig Dr Pepper Inc. 5.085% 2048	10	12
Kraft Heinz Co. 4.875% 2049[1]	50	53
Molson Coors Brewing Co. 4.20% 2046	20	20
Nestle Skin Health SA, Term Loan B1, (3-month USD-LIBOR + 4.25%) 6.195% 2026[3,4]	89	90
Performance Food Group, Inc. 5.50% 2027[1]	37	40
Philip Morris International Inc. 3.375% 2029	235	247
Post Holdings, Inc. 5.00% 2026[1]	75	79
Post Holdings, Inc. 5.50% 2029[1]	30	32
Prestige Brands International Inc. 5.125% 2028[1]	14	15
Wal-Mart Stores, Inc. 2.55% 2023	130	133
		2,085

Real estate 1.98%
American Campus Communities, Inc. 3.30% 2026	38	39
Brookfield Property REIT Inc. 5.75% 2026[1]	95	100
Equinix, Inc. 2.625% 2024	42	42
Equinix, Inc. 2.90% 2026	68	68
Equinix, Inc. 3.20% 2029	75	76
Gaming and Leisure Properties, Inc. 3.35% 2024	11	11
Gaming and Leisure Properties, Inc. 4.00% 2030	50	51
Howard Hughes Corp. 5.375% 2025[1]	150	157
Iron Mountain Inc. 5.75% 2024	60	61
Medical Properties Trust, Inc. 5.00% 2027	50	53
Realogy Corp. 4.875% 2023[1]	30	30

American Funds Multi-Sector Income Fund	10

	Principal amount (000)	Value (000)
Realogy Corp. 9.375% 2027[1]	$170	$178
SBA Communications Corp. 4.00% 2022	100	102
Westfield Corp. Ltd. 3.50% 2029[1]	50	52
		1,020

Total corporate bonds & notes		32,485

Mortgage-backed obligations 15.48%
Commercial mortgage-backed securities 9.74%
Citigroup Commercial Mortgage Trust, Series 2013-CG11, Class B, 3.732% 2046[4,9]	95	98
Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class D, 5.388% 2046[1,4,9]	250	263
Citigroup Commercial Mortgage Trust, Series 2016-P6, Class B, 4.242% 2049[4,9]	110	117
Commercial Mortgage Trust, Series 2013-LC6, Class D, 4.265% 2046[1,4,9]	113	115
Commercial Mortgage Trust, Series 2013-CR10, Class D, 4.789% 2046[1,4,9]	200	207
Commercial Mortgage Trust, Series 2013-LC6, Class B, 5.388% 2046[9]	50	51
Commercial Mortgage Trust, Series 2014-UBS2, Class AM, 4.048% 2047[9]	260	274
Commercial Mortgage Trust, Series 2014-CR20, Class C, 4.513% 2047[4,9]	110	115
Commercial Mortgage Trust, Series 2014-UBS6, Class C, 4.597% 2047[4,9]	93	95
Commercial Mortgage Trust, Series 2014-CR19, Class C, 4.747% 2047[4,9]	300	316
Commercial Mortgage Trust, Series 2015-CR22, Class B, 3.926% 2048[4,9]	25	26
Commercial Mortgage Trust, Series 2015-LC23, Class C, 4.645% 2048[4,9]	10	11
Commercial Mortgage Trust, Series 2016-COR1, Class A4, 3.091% 2049[9]	25	26
GS Mortgage Securities Corp., Series 2013-GC14, Class D, 4.741% 2046[1,4,9]	370	381
GS Mortgage Securities Corp. II, Series 2014-GC18, Class B, 4.885% 2047[4,9]	150	156
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14, Class C, 4.702% 2046[4,9]	230	241
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class D, 4.679% 2047[1,4,9]	141	143
JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class C, 4.616% 2048[4,9]	150	157
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class D, 4.168% 2046[4,9]	435	391
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class B, 4.622% 2049[4,9]	110	119
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class C, 4.123% 2046[4,9]	100	103
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class D, 4.239% 2046[1,4,9]	400	388
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class AS, 4.353% 2046[4,9]	40	42
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class B, 4.00% 2047[4,9]	15	16
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C15, Class B, 4.565% 2047[4,9]	100	106
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class B, 3.649% 2046[1,4,9]	25	25
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class C, 4.693% 2045[4,9]	20	21
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class D, 4.755% 2045[1,4,9]	44	45
Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A4, 3.096% 2049[9]	25	26
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class C, 4.534% 2058[4,9]	110	116
WF-RBS Commercial Mortgage Trust, Series 2013-C13, Class D, 4.139% 2045[1,4,9]	40	41
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class C, 4.205% 2045[4,9]	240	248
WF-RBS Commercial Mortgage Trust, Series 2012-C6, Class B, 4.697% 2045[9]	40	42
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class C, 4.813% 2045[4,9]	300	306
WF-RBS Commercial Mortgage Trust, Series 2013-C14, Class B, 3.841% 2046[4,9]	198	202
		5,029

Collateralized mortgage-backed obligations (privately originated) 4.70%
Bellemeade Re Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 3.392% 2029[1,4,9]	400	401
Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 2068[1,4,9]	85	87
Commercial Mortgage Trust, Series 2012-CR3, Class C, 4.584% 2045[1,4,9]	300	305
Commercial Mortgage Trust, Series 2013-CR7, Class C, 4.041% 2046[1,4,9]	177	175
Commercial Mortgage Trust, Series 2013-LC13, Class B, 5.009% 2046[1,4,9]	200	214
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 2069[1,9]	264	276
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 2069[1,9]	136	141
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 2059[1,4,9]	196	196
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 2059[1,4,9]	234	236
Nationstar HECM Loan Trust, Series 2019-2A, Class M2, 2.645% 2029[1,4,9]	200	200
RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75% 2063[1,4,9]	200	198
		2,429

American Funds Multi-Sector Income Fund	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations 1.04%
Commercial Mortgage Trust, Series 2013-CR12, Class B, 4.762% 2046[4,9]	$320	$333
Commercial Mortgage Trust, Series 2014-UBS4, Class AM, 3.968% 2047[9]	68	72
Commercial Mortgage Trust, Series 2014-UBS4, Class B, 4.35% 2047[9]	75	78
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class B, 4.311% 2045[9]	50	52
		535

Total mortgage-backed obligations		7,993

Bonds & notes of governments & government agencies outside the U.S. 11.66%
Abu Dhabi (Emirate of) 2.50% 2029[1]	200	200
Angola (Republic of) 8.00% 2029[1]	200	214
Argentine Republic 5.625% 2022	400	208
Argentine Republic 6.875% 2027	200	100
Bahrain (Kingdom of) 6.125% 2022	250	270
Banque Centrale de Tunisie 6.375% 2026	€100	112
Cameroon (Republic of) 9.50% 2025	$200	225
Costa Rica (Republic of) 4.375% 2025	200	200
Dominican Republic 5.95% 2027	250	277
Egypt (Arab Republic of) 6.588% 2028[1]	200	209
Ethiopia (Federal Democratic Republic of) 6.625% 2024[1]	200	216
Gabonese Republic 6.375% 2024	200	209
Ghana (Republic of) 8.125% 2032[1]	200	204
Greece (Hellenic Republic of) 3.75% 2028	€100	133
Honduras (Republic of) 6.25% 2027[1]	$150	164
Kazakhstan (Republic of) 4.875% 2044	200	248
Kenya (Republic of) 7.25% 2028	200	218
Pakistan (Islamic Republic of) 8.25% 2024	400	447
Poland (Republic of) 3.25% 2026	250	266
Qatar (State of) 3.375% 2024[1]	200	210
Romania 3.50% 2034	€30	38
Romania 5.125% 2048[1]	$100	115
Romania 5.125% 2048	100	115
Russian Federation 4.375% 2029	400	445
South Africa (Republic of) 5.875% 2030	200	217
Turkey (Republic of) 7.375% 2025	200	219
Ukraine Government 7.75% 2020	100	103
Ukraine Government 7.75% 2026	200	219
United Mexican States 4.50% 2029	200	220
		6,021

U.S. Treasury bonds & notes 5.82%
U.S. Treasury 5.82%
U.S. Treasury 1.75% 2024	832	835
U.S. Treasury 1.75% 2026	158	157
U.S. Treasury 1.75% 2029[10]	1,544	1,521
U.S. Treasury 2.25% 2049[10]	506	491
		3,004

Asset-backed obligations 1.72%
Aesop Funding LLC, Series 2019-2A, Class A, 3.35% 2025[1,9]	100	103
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 2039[1,9]	486	480
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2019-3A, Class A, 2.67% 2025[1,9]	200	200
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2019-2A, Class A, 3.42% 2025[1,9]	100	103
		886

Municipals 0.65%
Illinois 0.19%
G.O. Bonds, Pension Funding, Series 2003, 5.10% 2033	90	97

Puerto Rico 0.28%
Aqueduct and Sewer Auth., Rev. Bonds, Series 2012-B, 5.35% 2027	150	146

American Funds Multi-Sector Income Fund	12

	Principal amount (000)	Value (000)
South Carolina 0.18%
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-E, 5.25% 2055	$30	$35
Public Service Auth., Rev. Ref. Obligations (Santee Cooper), Series 2016-C, 5.00% 2035	50	59
		94

Total municipals		337

Total bonds, notes & other debt instruments (cost: $49,444,000)		50,726

Common stocks 0.10%	Shares
Materials 0.10%
Hexion Holdings Corp., Class B11	4,181	50

Total common stocks (cost: $66,000)		50

Short-term securities 1.66%
Money market investments 1.66%
Capital Group Central Cash Fund 1.73%[12]	8,579	858

Total short-term securities (cost: $854,000)		858
Total investment securities 100.02% (cost: $50,364,000)		51,634
Other assets less liabilities (0.02%)		(12)

Net assets 100.00%		$51,622

Futures contracts

		Number of		Notional amount [13]	Value at 12/31/2019 [14]	Unrealized (depreciation) appreciation at 12/31/2019
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
2 Year U.S. Treasury Note Futures	Long	75	April 2020	$15,000	$16,163	$(13)
5 Year U.S. Treasury Note Futures	Long	19	April 2020	1,900	2,254	(6)
10 Year U.S. Treasury Note Futures	Long	58	March 2020	5,800	7,448	(63)
10 Year Ultra U.S. Treasury Note Futures	Short	58	March 2020	(5,800)	(8,161)	105
20 Year U.S. Treasury Bond Futures	Long	7	March 2020	700	1,091	(23)
30 Year Ultra U.S. Treasury Bond Futures	Short	4	March 2020	(400)	(727)	22
						$22

Forward currency contracts

Contract amount				Unrealized appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	(depreciation) at 12/31/2019 (000)
EUR100	USD112	Citibank	1/8/2020	$1
USD111	EUR100	JPMorgan Chase	1/8/2020	(1)
USD17	EUR15	Morgan Stanley	1/23/2020	— [15]
USD113	EUR100	Citibank	6/19/2020	(1)
				$(1)

American Funds Multi-Sector Income Fund	13

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments (000)	Unrealized depreciation at 12/31/2019 (000)
CDX.NA.HY.33	5.00%/Quarterly	12/20/2024	$3,217	$(310)	$(221)	$(89)

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $23,907,000, which represented 46.31% of the net assets of the fund.
[2]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[3]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,003,000, which represented 1.94% of the net assets of the fund.
[4]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[5]	Scheduled interest and/or principal payment was not received.
[6]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $282,000, which represented .55% of the net assets of the fund.
[7]	Value determined using significant unobservable inputs.
[8]	Step bond; coupon rate may change at a later date.
[9]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[10]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $182,000, which represented .35% of the net assets of the fund.
[11]	Security did not produce income during the last 12 months.
[12]	Rate represents the seven-day yield at 12/31/2019.
[13]	Notional amount is calculated based on the number of contracts and notional contract size.
[14]	Value is calculated based on the notional amount and current market price.
[15]	Amount less than one thousand.

Key to abbreviations and symbols

Auth. = Authority

EUR/€ = Euros

G.O. = General Obligation

LIBOR = London Interbank Offered Rate

Ref. = Refunding

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Multi-Sector Income Fund	14

Financial statements

Statement of assets and liabilities at December 31, 2019	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $50,364)			$51,634
Cash			56
Cash collateral pledged for futures contracts			1
Unrealized appreciation on open forward currency contracts			1
Receivables for:
Sales of investments	$75
Dividends and interest	560
Variation margin on futures contracts	18
Variation margin on swap contracts	2
Other	—	*	655
			52,347
Liabilities:
Unrealized depreciation on open forward currency contracts			2
Payables for:
Purchases of investments	1
Dividends on fund’s shares	682
Investment advisory services	19
Services provided by related parties	11
Variation margin on futures contracts	9
Other	1		723
Net assets at December 31, 2019			$51,622

Net assets consist of:
Capital paid in on shares of beneficial interest			$50,000
Total distributable earnings			1,622
Net assets at December 31, 2019			$51,622

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (5,000 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$51,544	4,993	$10.32
Class F-2	26	2	10.32
Class F-3	26	2	10.32
Class R-6	26	3	10.32

*	Amount less than one thousand.

See notes to financial statements.

American Funds Multi-Sector Income Fund	15

Statement of operations for the period March 22, 2019* to December 31, 2019	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $1)	$2,003
Dividends	41	$2,044
Fees and expenses†:
Investment advisory services	175
Transfer agent services	9
Administrative services	9
Reports to shareholders	7
Registration statement and prospectus	12
Auditing and legal	15
Custodian	11
Other	1
Total fees and expenses before reimbursements	239
Less miscellaneous fee reimbursements	30
Total fees and expenses after reimbursements		209
Net investment income		1,835

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,158
Futures contracts	(290)
Forward currency contracts	3
Swap contracts	(58)	813
Net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,270
Futures contracts	22
Forward currency contracts	(1)
Swap contracts	(89)	1,202
Net realized gain and unrealized appreciation		2,015

Net increase in net assets resulting from operations		$3,850

*	Commencement of operations.
†	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statement of changes in net assets
for the period March 22, 2019* to December 31, 2019	(dollars in thousands)

Operations:
Net investment income	$1,835
Net realized gain	813
Net unrealized appreciation	1,202
Net increase in net assets resulting from operations	3,850

Distributions paid or accrued to shareholders	(2,228)

Net capital share transactions	50,000

Total increase in net assets	51,622

Net assets:
Beginning of period	—
End of period	$51,622

*	Commencement of operations.

See notes to financial statements.

American Funds Multi-Sector Income Fund	16

Notes to financial statements

1. Organization

American Funds Multi-Sector Income Fund (the “fund”) was organized on November 8, 2018, as a Delaware statutory trust. To date, the fund has had no transactions other than those relating to organization matters and the sale of 10,000 shares, divided equally, of Class A, F-2, F-3 and R-6 capital stock to Capital Research and Management Company (“CRMC”), the fund’s investment adviser. Operations commenced March 22, 2019, upon the initial purchase of investment securities. The fund’s fiscal year ends on December 31. The fund will, upon declaration of effectiveness by the Securities and Exchange Commission (“SEC”), be registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a high level of current income.

Upon declaration of effectiveness by the SEC, the fund will offer 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The funds’ share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes T and 529-T	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

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Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

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Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

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Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$32,482	$3	$32,485
Mortgage-backed obligations	—	7,993	—	7,993
Bonds & notes of governments & government agencies outside the U.S.	—	6,021	—	6,021
U.S. Treasury bonds & notes	—	3,004	—	3,004
Asset-backed obligations	—	886	—	886
Municipals	—	337	—	337
Common stocks	50	—	—	50
Short-term securities	858	—	—	858
Total	$908	$50,723	$3	$51,634

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$127	$—	$—	$127
Unrealized appreciation on open forward currency contracts	—	1	—	1
Liabilities:
Unrealized depreciation on futures contracts	(105)	—	—	(105)
Unrealized depreciation on open forward currency contracts	—	(2)	—	(2)
Unrealized depreciation on credit default swaps	—	(89)	—	(89)
Total	$22	$(90)	$—	$(68)

*	Futures contracts, forward currency contracts and credit default swaps are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security

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before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

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Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Liquidity risk— Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $33,960,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

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Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $106,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. As of December 31, 2019, the fund did not have any interest rate swaps.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations. The average month-end notional amount of credit default swaps while held was $3,429,000.

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The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of December 31, 2019, or for the period March 22, 2019, commencement of operations, to December 31, 2019 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$127	Unrealized depreciation*	$105
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	1	Unrealized depreciation on open forward currency contracts	2
Swap	Credit	Unrealized appreciation*	—	Unrealized depreciation*	89
			$128		$196

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(290)	Net unrealized appreciation on futures contracts	$22
Forward currency	Currency	Net realized gain on forward currency contracts	3	Net unrealized depreciation on forward currency contracts	(1)
Swap	Interest	Net realized loss on swap contracts	(11)	Net unrealized appreciation on swap contracts	—
Swap	Credit	Net realized loss on swap contracts	(47)	Net unrealized depreciation on swap contracts	(89)
			$(345)		$(68)

*	Includes cumulative appreciation/depreciation on futures contracts and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps. For futures contracts, interest rate swaps and credit default swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

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The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2019, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Citibank	$1	$(1)	$—	$—	$—
Liabilities:
Citibank	$1	$(1)	$—	$—	$—
JPMorgan Chase	1	—	—	—	1
Total	$2	$(1)	$—	$—	$1

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

As of December 31, 2019, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$1,044
Gross unrealized appreciation on investments	2,012
Gross unrealized depreciation on investments	(747)
Net unrealized appreciation on investments	1,265
Cost of investments	50,522

American Funds Multi-Sector Income Fund	25

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

Share class	For the period March 22, 2019* to December 31, 2019
Class A	$2,225
Class F-2	1
Class F-3	1
Class R-6	1
Total	$2,228

*	Commencement of operations.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.440% on the first $1.5 billion of daily net assets and decreasing to 0.390% on such assets in excess of $1.5 billion. For the period ended December 31, 2019, the investment advisory services fee was $175,000.

Miscellaneous fee reimbursements — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of the fund during its startup period. This reimbursement may be adjusted or discontinued by CRMC, subject to any restrictions in the fund’s prospectus. For the period ended December 31, 2019, total fees and expenses reimbursed by CRMC were $30,000. Fees and expenses in the statement of operations are presented gross of any reimbursements from CRMC.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has a plan of distribution for Class A. Under the plan, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plan provides for payments, based on an annualized percentage of average daily net assets. For Class A, the currently approved limit and plan limit is 0.30%. Class A may use up to 0.30% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under the plan are paid to dealers to compensate them for their sales activities.

For Class A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. The share class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2019, there were no unreimbursed expenses subject to reimbursement for Class A.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Prior to July 1, 2019, Class A shares paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes pay a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of trustees

American Funds Multi-Sector Income Fund	26

authorized the fund to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

For the period ended December 31, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services
Class A	$—	$9		$9
Class F-2	Not applicable	—		—
Class F-3	Not applicable	—	*	—	*
Class R-6	Not applicable	—	*	—	*
Total class-specific expenses	$—	$9		$9

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund may purchase securities from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales		Reinvestments of distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

For the period March 22, 2019* to December 31, 2019

Class A	$49,925	4,993	$—	—	$—	—	$49,925	4,993
Class F-2	25	2	—	—	—	—	25	2
Class F-3	25	2	—	—	—	—	25	2
Class R-6	25	3	—	—	—	—	25	3
Total net increase	$50,000	5,000	$—	—	$—	—	$50,000	5,000

*	Commencement of operations.

American Funds Multi-Sector Income Fund	27

9. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $85,122,000 and $40,824,000, respectively, during the period March 22, 2019, commencement of operations, to December 31, 2019.

CRMC has agreed to bear all offering and organizational expenses of the fund. The offering costs include state and SEC registration fees. Organizational costs include administrative and legal fees. The total amount of offering and organizational expenses borne by CRMC through December 31, 2019, was less than $1,000. These expenses are not included in the fund’s statement of operations.

10. Ownership concentration

At December 31, 2019, CRMC held 100% of the fund’s outstanding shares. The ownership represents the seed money invested in the fund when it began operations on March 22, 2019.

American Funds Multi-Sector Income Fund	28

Financial highlights

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in thousands)	Ratio of expenses to average net assets before reimbursements[4]		Ratio of expenses to average net assets after reimbursements[2,4]		Ratio of net income to average net assets[2]
Class A:
12/31/2019[5,6]	$10.00	$.37	$.40	$.77	$(.35)	$(.10)	$(.45)	$10.32	7.76%[7,8]		$51,544	.60%[8,9]		.53%[8,9]		4.61%[8,9]
Class F-2:
12/31/2019[5,6]	10.00	.36	.40	.76	(.34)	(.10)	(.44)	10.32	7.75	[7,8]	26	.62	[8,9]	.54	[8,9]	4.59	[8,9]
Class F-3:
12/31/2019[5,6]	10.00	.36	.40	.76	(.34)	(.10)	(.44)	10.32	7.72	[7,8]	26	.64	[8,9]	.57	[8,9]	4.57	[8,9]
Class R-6:
12/31/2019[5,6]	10.00	.36	.40	.76	(.34)	(.10)	(.44)	10.32	7.72	[7,8]	26	.64	[8,9]	.56	[8,9]	4.57	[8,9]

For the period 3/22/2019 to 12/31/2019[5,6]
Portfolio turnover rate for all share classes[10]	115%

[1]	Based on average shares outstanding.
[2]	This column reflects the impact, if any, of certain reimbursements from CRMC. During the period shown, CRMC reimbursed a portion of miscellaneous fees and expenses.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	Based on operations for a period that is less than a full year.
[6]	For the period March 22, 2019, commencement of operations, to December 31, 2019.
[7]	Not annualized.
[8]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[9]	Annualized.
[10]	Rate does not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

American Funds Multi-Sector Income Fund	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Multi-Sector Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Funds Multi-Sector Income Fund (the “Fund”), including the investment portfolio, as of December 31, 2019, the related statements of operations and changes in net assets and financial highlights for the period March 22, 2019 (commencement of operations) to December 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the related statements of operations and changes in net assets and financial highlights for the period March 22, 2019 (commencement of operations) to December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

February 20, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

American Funds Multi-Sector Income Fund	30

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2019, through December 31, 2019).

Actual expenses:

The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-2 and F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the following table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2019	Ending account value 12/31/2019	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,035.85	$2.21	.43%
Class A – assumed 5% return	1,000.00	1,023.04	2.19	.43
Class F-2 – actual return	1,000.00	1,035.77	2.26	.44
Class F-2 – assumed 5% return	1,000.00	1,022.99	2.24	.44
Class F-3 – actual return	1,000.00	1,035.52	2.46	.48
Class F-3 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class R-6 – actual return	1,000.00	1,035.53	2.46	.48
Class R-6 – assumed 5% return	1,000.00	1,022.79	2.45	.48

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Funds Multi-Sector Income Fund	31

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2019:

U.S. government income that may be exempt from state taxation	$32,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2020, to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their tax advisors.

American Funds Multi-Sector Income Fund	32

Liquidity Risk Management Program

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period December 1, 2018, through September 30, 2019. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

American Funds Multi-Sector Income Fund	33

Board of trustees and other officers

Independent trustees[1]

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
William H. Baribault, 1945	2019	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	89	General Finance Corporation
James G. Ellis, 1947	2019	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Mercury General Corporation
Nariman Farvardin, 1956	2019	President, Stevens Institute of Technology	86	None
Mary Davis Holt., 1950	2019	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Health Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993-2003)	86	None
R. Clark Hooper, 1946	2019	Private investor	89	None
Merit E. Janow, 1958	2019	Dean and Professor, Columbia University, School of International and Public Affairs	88	Mastercard Incorporated; Trimble Inc.
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2019	CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	90	None
Alexandra Tower, 1964	2019	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	85	None

Interested trustees[5,6]

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Michael C. Gitlin, 1970	2019	Vice Chairman and Director, Capital Research and Management Company; Partner – Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.; served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	85	None
Karl J. Zeile, 1966	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company	20	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 35 for footnotes.

American Funds Multi-Sector Income Fund	34

Other officers[6]

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Damien J. Mc Cann, 1977 President	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Kristine M. Nishiyama, 1970 Executive Vice President	2019	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[7]
Kirstie Spence, 1973 Senior Vice President	2019	Partner — Capital Fixed Income Investors, Capital International Limited; Director, Capital Research Company; Vice President and Director, Capital International Limited
Scott Sykes, 1971 Senior Vice President	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Vincent J. Gonzales, 1984 Vice President	2019	Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Shannon Ward, 1964 Vice President	2019	Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2019	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2019	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

American Funds Multi-Sector Income Fund	35

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1000

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov or our website.

American Funds Multi-Sector Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Multi-Sector Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2020, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results, as of December 31, 2018. Fourteen of our 15 American Funds fixed income funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

MSI

Registrant:

a) Audit Fees:
Audit	2018	N/A
	2019	None

b) Audit-Related Fees:
	2018	N/A
	2019	None

c) Tax Fees:
	2018	N/A
	2019	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2018	N/A
	2019	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
	2018	N/A
	2019	1,812,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2018	N/A
	2019	46,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2018	N/A
	2019	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $0 for fiscal year 2018 and $1,860,000 for fiscal year 2019. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS MULTI-SECTOR INCOME FUND

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: February 28, 2020

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: February 28, 2020